EXHIBIT 10.2

                     LINE OF CREDIT NOTE DATED JUNE 2, 2006



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                               LINE OF CREDIT NOTE

$1,000,000                                                          June 2, 2006
                                                           Garden City, New York

         FOR VALUE RECEIVED, the undersigned, SEANA, INC., a Nevada corporation ("BORROWER"), promises to pay to the order of NORTH FORK BANK, a New York banking corporation ("LENDER"), the unpaid principal amount of the Credit Line Loans made by Lender to Borrower, in the amounts and at the times set forth in the Credit Agreement dated as of June 2, 2006, between Borrower and Lender (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and to pay interest from the date hereof on the principal balance of such Credit Line Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of Lender located at 275 Broadhollow Road, Melville, New York 11747, or at such other place as Lender may specify from time to time, in lawful money of the United States in immediately available funds. Terms not otherwise defined herein but defined in the Credit Agreement are used herein with the same meanings.

         The Credit Line Loans evidenced by this Note are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This
Note is the Line of Credit Note referred to in the Credit Agreement and is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

         Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which Lender may attach hereto, (i) the date of each Credit Line Loan made by Lender, (ii) the amount thereof, (iii) the interest rate applicable thereto and (iv) the date and amount of each payment or prepayment of the principal of each Credit Line Loan. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, PROVIDED that the failure to so record or any error therein shall not in any manner affect the obligation of Borrower to repay the Credit Line Loans in accordance with the terms of the Credit Agreement.

         Except as specifically otherwise provided in the Credit Agreement, Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

         Whenever in this Note any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between Borrower and Lender with respect to which such waiver, amendment, modification or consent is to apply.

         All notices and other communications provided for hereunder shall be to the addresses set forth in the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 9.3 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.


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         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, COUNTY OF SUFFOLK, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS NOTE OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENTAND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS NOTE TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         BORROWER (AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. BORROWER (AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER) ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO SUCH PARTY'S ENTERING INTO (OR ACCEPTING, AS THE CASE MAY BE) THIS NOTE AND THAT THE OTHER PARTY IS RELYING UPON THE FOREGOING WAIVER IN ITS FUTURE DEALINGS WITH THE WAIVING PARTY. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                                   SEAENA, INC.


                                   By:  /s/ ROBERT J. MCDERMOTT
                                      -----------------------------------------
                                   Name:   Robert McDermott
                                   Title:  Executive Vice President


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